THE MORTGAGE POOL

GENERAL

         References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

         The mortgage pool will consist of conventional, one- to four-family, fixed-rate, fully-amortizing and balloon payment mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years. The mortgage pool will include the initial mortgage loans and the subsequent mortgage loans. The initial mortgage loans will be the mortgage loans deposited into the trust on the Closing Date. The subsequent mortgage loans will be purchased with amounts on deposit in the pre-funding account described in the prospectus supplement.

         The Seller will convey the initial mortgage loans to the company on the Closing Date pursuant to the Mortgage Loan Purchase Agreement, and the subsequent mortgage loans pursuant to the subsequent mortgage loan purchase agreement. The company will convey the initial mortgage loans to the trust on the Closing Date pursuant to the Agreement. The company will convey the subsequent mortgage loans to the trust during the Funding Period with amounts on deposit in the Pre-Funding Account pursuant to the Subsequent Transfer Instrument. The Seller will make certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the subsequent mortgage loans in the subsequent mortgage loan purchase agreement. These representations and warranties will be assigned by the company to the Trustee for the benefit of the Certificateholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Certificateholders. In the event the Seller fails to repurchase a mortgage loan, Impac Holdings will be required to do so. SEE "THE MORTGAGE POOLS--REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

         The mortgage loans will have been originated or acquired by the Seller in accordance with the underwriting criteria described in the prospectus supplement. SEE "--UNDERWRITING" IN THE PROSPECTUS SUPPLEMENT.

         Substantially all of the mortgage loans will initially be subserviced by Countrywide Home Loans Servicing LP. The subservicing with respect to substantially all of the mortgage loans will be transferred to GMAC Mortgage Corporation or an affiliate thereof on or about July 28, 2004, as described herein under "Pooling and Servicing Agreement--The Subservicers."

         All of the mortgage loans have scheduled monthly payments due on the Due Date. Each mortgage loan will contain a customary "due-on-sale" clause.

         Certain of the mortgage loans will have their first scheduled monthly payments due in July 2004. As to those mortgage loans, no principal amortization payments will be distributed (unless prepayments are received thereon) until the distribution date occurring in July 2004, the month in which the first scheduled monthly payment is due. However, on the Closing Date, cash will be deposited in the Certificate Account in an amount equal to one month's interest accrued from May 1, 2004 (at the related mortgage rates) on such mortgage loans, to be remitted to the Trustee for distribution on the distribution date occurring in June 2004, the month prior to the month in which the first scheduled monthly payment is due on such mortgage loans. In addition, the Seller will be required to cover any interest shortfalls as a result of the pre-funding feature as provided in the Agreement.


PREPAYMENT CHARGES

         Approximately 60.69% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if the Master Servicer does so in compliance with the prepayment charge waiver standards set forth in the Agreement. If the Master Servicer waives any prepayment charge other than in accordance with the standards set forth in the Agreement, the Master Servicer will be required to pay the amount of the waived prepayment charge. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Each mortgage loan with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.01% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

         Each Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Radian Lender-Paid PMI Policy in an amount equal to at least 22.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by such Radian Lender-Paid PMI Policy in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policies, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the mortgage loans range from 0.210% to 1.490% of the Stated Principal Balance of the related Radian PMI Insured Loan and the Radian PMI Rates for the mortgage loans have a weighted average of approximately 0.907%.

         Each mortgage loan is required to be covered by a standard hazard insurance policy.

         SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER--HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE LOAN CHARACTERISTICS

         The statistical information included herein with respect to the mortgage loans is based on a pool of 996 mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $200,001,706, after application of scheduled payments due on or before the Cut-off Date whether or not received. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

         The average principal balance of the mortgage loans at origination was approximately $201,016. No mortgage loan had a principal balance at origination of greater than approximately $1,404,000 or less than approximately $22,900. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $200,805. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $1,402,569 or less than approximately $22,872.

         As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 5.750% per annum to approximately 10.625% per annum and the weighted average mortgage rate was approximately 6.647% per annum. The weighted average remaining term to stated maturity of the mortgage loans will be approximately 352 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to August 1, 2003 or after August 1, 2004, or will have a remaining term to stated maturity of less than 174 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is July 1, 2034.

         The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 75.01%. No loan-to-value ratio at origination was greater than approximately 100.00% or less than approximately 5.01%.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. As of the Cut-off Date, approximately 51.95% of the aggregate principal balance of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Certificates--Yield Sensitivity of the Mezzanine Certificates" in this prospectus supplement.

         Approximately 8.48% and 3.11% of the mortgage loans, by aggregate outstanding principal balance of the mortgage loans as of the cut-off date, have initial interest only periods of five years and ten years, respectively.

         None of the mortgage loans are buydown mortgage loans.

         None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date.

         Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                                             MORTGAGE LOAN PROGRAMS(1)


                                                                              WEIGHTED
                                           PERCENTAGE OF                      AVERAGE
                               AGGREGATE   CUT-OFF DATE             WEIGHTED  REMAINING  WEIGHTED    WEIGHTED
                    NUMBER OF   UNPAID       AGGREGATE              AVERAGE   TERM TO     AVERAGE    AVERAGE
                    MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE     GROSS    MATURITY    CREDIT     ORIGINAL
    LOAN PROGRAM      LOANS     BALANCE       BALANCE    BALANCE      WAC    IN MONTHS     SCORE       LTV
-------------------   -----    ----------     ------     --------    -----   ---------     -----      ------
15 Yr Fixed ..          49   $  7,311,655        3.66%   $ 149,217   6.526     178.30       666       69.3%
20 Yr Fixed ..           3        547,073        0.27      182,358   6.176     239.21       723       81.4
25 Yr Fixed ..           1        365,492        0.18      365,492   6.250     299.00       622       55.9
30 Yr Fixed ..         851    168,596,190       84.30      198,115   6.665     358.89       691       75.1
30 Yr Fixed IO          92     23,181,297       11.59      251,971   6.572     359.69       705       76.1
Total ........         996   $200,001,706      100.00%   $ 200,805   6.647     351.94       692       75.0%
______________________

(1) A mortgage loan with a loan program of "15 Yr Fixed", "20 Yr Fixed", "25 Yr Fixed" and "30 Yr Fixed" is a fixed rate loan with a term of 15, 20, 25 and 30 years, respectively. A mortgage loan with a loan program including the term "IO" has an interest only period.



                                         PRINCIPAL BALANCES AT ORIGINATION


                                                                                                WEIGHTED
                                                             PERCENTAGE OF                      AVERAGE
                                                 AGGREGATE   CUT-OFF DATE             WEIGHTED  REMAINING  WEIGHTED    WEIGHTED
     ORIGINAL                        NUMBER OF    UNPAID       AGGREGATE              AVERAGE   TERM TO     AVERAGE    AVERAGE
   MORTGAGE LOAN                      MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE     GROSS    MATURITY    CREDIT     ORIGINAL
PRINCIPAL BALANCES($)                  LOANS     BALANCE       BALANCE     BALANCE      WAC    IN MONTHS     SCORE       LTV
-------------------                    -----    ----------     ------      -------     -----   ---------     -----      ------
        0.01 -    50,000.00 ....         8   $    328,903        0.16    $  41,113      7.52     336.64       685       71.7%
   50,000.01 -   100,000.00 ....       183     14,296,229        7.15       78,121      7.08     340.74       686       75.7
  100,000.01 -   150,000.00 ....       254     31,544,996       15.77      124,193      6.83     347.98       687       77.3
  150,000.01 -   200,000.00 ....       167     28,840,583       14.42      172,698      6.68     352.29       681       75.0
  200,000.01 -   250,000.00 ....       129     29,036,857       14.52      225,092      6.65     349.07       689       74.7
  250,000.01 -   300,000.00 ....        87     23,812,493       11.91      273,707      6.53     352.84       689       75.9
  300,000.01 -   350,000.00 ....        50     16,342,015        8.17      326,840      6.45     356.78       703       77.3
  350,000.01 -   400,000.00 ....        40     14,989,690        7.49      374,742      6.52     357.45       705       74.0
  400,000.01 -   450,000.00 ....        20      8,587,426        4.29      429,371      6.46     358.94       703       73.3
  450,000.01 -   500,000.00 ....        22     10,464,605        5.23      475,664      6.60     359.09       698       72.2
  500,000.01 -   550,000.00 ....        14      7,316,272        3.66      522,591      6.33     359.01       710       71.0
  550,000.01 -   600,000.00 ....        12      6,906,514        3.45      575,543      6.66     359.42       681       76.6
  600,000.01 -   650,000.00 ....         6      3,790,452        1.90      631,742      6.58     329.60       693       70.1
  650,000.01 -   700,000.00 ....         1        693,000        0.35      693,000      7.25     360.00       748       79.9
  700,000.01 -   750,000.00 ....         1        750,000        0.37      750,000      5.87     359.00       664       47.6
  850,000.01 -   900,000.00 ....         1        899,104        0.45      899,104      6.00     359.00       657       75.0
1,400,000.01 - 1,450,000.00 ....         1      1,402,569        0.70    1,402,569      5.87     359.00       743       62.4
                                       ---   ------------      ------   ----------      ----     ------       ---       ----
    Total ......................       996   $200,001,706      100.00%  $  200,805      6.64     351.94       692       75.0%
                                       ===   ============      ======   ==========      ====     ======       ===       ====


         The average principal balance of the mortgage loans at origination was approximately $201,016.



                                     PRINCIPAL BALANCES AS OF THE CUT-OFF DATE



                                                                                              WEIGHTED
                                                           PERCENTAGE OF                      AVERAGE
                                               AGGREGATE   CUT-OFF DATE             WEIGHTED  REMAINING  WEIGHTED    WEIGHTED
                                    NUMBER OF    UNPAID       AGGREGATE              AVERAGE   TERM TO     AVERAGE    AVERAGE
CURRENT MORTGAGE LOAN               MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE     GROSS    MATURITY    CREDIT     ORIGINAL
PRINCIPAL BALANCES($)                LOANS     BALANCE       BALANCE     BALANCE      WAC    IN MONTHS     SCORE       LTV
---------------------                -----    ----------     ------      -------     -----   ---------     -----      ------
         0.01 -  50,000.00 ....         8   $    328,903       0.16%   $  41,113      7.526    336.64       685       71.7%
    50,000.01 - 100,000.00 ....       183     14,296,229       7.15       78,121      7.081    340.74       686       75.7
   100,000.01 - 150,000.00 ....       254     31,544,996      15.77      124,193      6.837    347.98       687       77.3
   150,000.01 - 200,000.00 ....       167     28,840,583      14.42      172,698      6.683    352.29       681       75.0
   200,000.01 - 250,000.00 ....       129     29,036,857      14.52      225,092      6.659    349.07       689       74.7
   250,000.01 - 300,000.00 ....        87     23,812,493      11.91      273,707      6.531    352.84       689       75.9
   300,000.01 - 350,000.00 ....        50     16,342,015       8.17      326,840      6.459    356.78       703       77.3
   350,000.01 - 400,000.00 ....        40     14,989,690       7.49      374,742      6.529    357.45       705       74.0
   400,000.01 - 450,000.00 ....        20      8,587,426       4.29      429,371      6.463    358.94       703       73.3
   450,000.01 - 500,000.00 ....        22     10,464,605       5.23      475,664      6.604    359.09       698       72.2
   500,000.01 - 550,000.00 ....        14      7,316,272       3.66      522,591      6.339    359.01       710       71.0
   550,000.01 - 600,000.00 ....        12      6,906,514       3.45      575,543      6.669    359.42       681       76.6
   600,000.01 - 650,000.00 ....         6      3,790,452       1.90      631,742      6.587    329.60       693       70.1
   650,000.01 - 700,000.00 ....         1        693,000       0.35      693,000      7.250    360.00       748       79.9
   700,000.01 - 750,000.00 ....         1        750,000       0.37      750,000      5.875    359.00       664       47.6
   850,000.01 - 900,000.00 ....         1        899,104       0.45      899,104      6.000    359.00       657       75.0
 1,400,000.01 - 1,450,000.00 ..         1      1,402,569       0.70    1,402,569      5.875    359.00       743       62.4
                                      ---   ------------     ------   ----------      -----    ------       ---       ----
     Total ....................       996   $200,001,706     100.00%  $  200,805      6.647    351.94       692       75.0%
                                      ===   ============     ======   ==========      =====    ======       ===       ====

         As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $200,805.


                                                  MORTGAGE RATES


                                                                                        WEIGHTED
                                                      PERCENTAGE OF                     AVERAGE
                                          AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING   WEIGHTED   WEIGHTED
                               NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO    AVERAGE    AVERAGE
                               MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY    CREDIT     ORIGINAL
 MORTGAGE RATES(%)              LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS     SCORE      LTV
---------------------           -----    ----------     ------      -------    -----   ---------     -----     ------
  5.500 - 5.999 .........       138    $ 38,938,455     19.47%    $ 282,163     5.842%   352.65      721      66.2%
  6.000 - 6.499 .........       227      48,434,966     24.22       213,370     6.195    349.49      698      70.7
  6.500 - 6.999 .........       293      55,319,746     27.66       188,805     6.685    351.03      684      76.9
  7.000 - 7.499 .........       154      29,259,819     14.63       189,999     7.165    355.18      677      80.4
  7.500 - 7.999 .........       121      19,436,651      9.72       160,633     7.670    351.56      677      86.1
  8.000 - 8.499 .........        36       4,413,923      2.21       122,609     8.185    359.10      661      88.2
  8.500 - 8.999 .........        20       2,986,076      1.49       149,304     8.597    359.31      664      82.0
  9.000 - 9.499 .........         1         127,367      0.06       127,367     9.250    358.00      672      15.0
  9.500 - 9.999 .........         5       1,014,730      0.51       202,946     9.600    351.92      615      75.7
10.500  - 10.999.........         1          69,973      0.03        69,973    10.625    359.00      624      91.5
          Total .........       996    $200,001,706    100.00%    $ 200,805     6.647%   351.94      692      75.0%


         The weighted average mortgage rate of the mortgage loans was approximately 6.647% per annum.


                                           ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                        WEIGHTED
                                                      PERCENTAGE OF                     AVERAGE
                                          AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING   WEIGHTED   WEIGHTED
                               NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO    AVERAGE    AVERAGE
ORIGINAL LOAN-TO-              MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY    CREDIT     ORIGINAL
  VALUE RATIOS(%)               LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS     SCORE      LTV
---------------------           -----    ----------     ------      -------    -----   ---------     -----     ------
 0.01 - 20.00 ......               5    $    333,021       0.17%   $  66,604    8.395%   336.98       688      14.2%
20.01 - 25.00 ......               3         293,546       0.15       97,849    6.967    303.99       655      23.9
25.01 - 30.00 ......               3         377,711       0.19      125,904    5.917    359.24       725      28.3
30.01 - 35.00 ......               9       1,350,147       0.68      150,016    6.090    359.37       704      32.8
35.01 - 40.00 ......              11       1,688,343       0.84      153,486    6.475    348.46       678      37.5
40.01 - 45.00 ......              17       2,942,307       1.47      173,077    6.233    348.36       705      42.8
45.01 - 50.00 ......              28       5,398,339       2.70      192,798    6.341    347.49       679      48.0
50.01 - 55.00 ......              30       6,752,385       3.38      225,080    6.221    357.56       696      52.8
55.01 - 60.00 ......              38       8,693,353       4.35      228,772    6.220    341.94       683      58.4
60.01 - 65.00 ......              61      16,394,129       8.20      268,756    6.139    342.58       703      63.5
65.01 - 70.00 ......             122      28,556,317      14.28      234,068    6.393    352.58       699      69.1
70.01 - 75.00 ......              60      14,446,936       7.22      240,782    6.587    355.50       675      74.1
75.01 - 80.00 ......             339      66,178,382      33.09      195,216    6.644    352.25       693      79.6
80.01 - 85.00 ......              27       5,071,808       2.54      187,845    6.919    358.80       709      84.2
85.01 - 90.00 ......             120      20,780,942      10.39      173,175    7.139    351.12       689      89.8
90.01 - 95.00 ......             103      17,907,616       8.95      173,860    7.480    358.79       680      94.8
95.01 - 100.00 .....              20       2,836,425       1.42      141,821    6.768    358.75       697      99.3
                                 ---    ------------     ------    ---------    -----    ------       ---      ----
        Total ......             996    $200,001,706     100.00%   $ 200,805    6.647%   351.94       692      75.0%
                                 ===    ============     ======    =========    =====    ======       ===      ====


         The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 5.01% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 75.01%.


                                 OCCUPANCY TYPES


                                                                                        WEIGHTED
                                                      PERCENTAGE OF                     AVERAGE
                                          AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING   WEIGHTED   WEIGHTED
      OCCUPANCY                NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO    AVERAGE    AVERAGE
 (AS INDICATED BY              MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY    CREDIT     ORIGINAL
      BORROWER)                 LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS     SCORE      LTV
---------------------           -----    ----------     ------      -------    -----   ---------     -----     ------
Primary Residence ..........     669    $141,937,742     70.97%     $212,164    6.635%   353.08        685      75.8%
Non-Owner Occupied .........     294      50,795,181     25.40       172,773    6.656    349.53        708      71.8
Second Home ................      33       7,268,783      3.63       220,266    6.823    346.48        705      81.3
                                 ---    ------------    ------      --------    -----    ------        ---      ----
     Total .................     996    $200,001,706    100.00%     $200,805    6.647%   351.94        692      75.0%
                                 ===    ============    ======      ========    =====    ======        ===      ====




                                   MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE



                                                                                        WEIGHTED
                                                      PERCENTAGE OF                     AVERAGE
                                          AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING   WEIGHTED   WEIGHTED
      OCCUPANCY                NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO    AVERAGE    AVERAGE
 (AS INDICATED BY              MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY    CREDIT     ORIGINAL
      BORROWER)                 LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS     SCORE      LTV
---------------------           -----    ----------     ------      -------    -----   ---------     -----     ------
Progressive Series
Program (Limited
(Stated) Documentation).         400    $ 87,451,801      43.73%    $218,630     6.480    352.61      696       71.3%
Progressive Series
Program (Full
Documentation) ........          147      32,884,518       16.44     223,704     6.295    352.57      704       74.7
Progressive Express(TM)
Program (Verified
Assets) ...............          135      25,960,775       12.98     192,302     6.736    345.55      680       78.4
Progressive Express(TM)
No Doc Program (No
Documentation) ........          155      25,003,117       12.50     161,310     7.073    355.04      689       82.4
Progressive Express(TM)
Program (Non Verified
Assets) ...............          128      23,770,600       11.89     185,708     7.143    351.46      673       76.7
Progressive Series
Program (No Income/No
Asset Documentation) ..           15       3,140,896        1.57     209,393     6.855    358.76      695       79.3
Progressive Express(TM)
No Doc Program
(Verified Assets) ....            14       1,615,579        0.81     115,399     7.179    350.99      690       79.5
Progressive Series
Program (Full
Income/Stated Asset
Documentation) ........            2         174,421        0.09      87,210     6.698    357.58      677       84.7
                                 ---    ------------      ------   ---------     -----    ------      ---       ----
Total .................          996    $200,001,706      100.00%  $ 200,805     6.647%   351.94      692       75.0%
                                 ===    ============      ======   =========     =====    ======      ===       ====

         SEE "--UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.


                                                  RISK CATEGORIES



                                                                                                WEIGHTED
                                                              PERCENTAGE OF                     AVERAGE
                                                  AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING   WEIGHTED   WEIGHTED
                                       NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO    AVERAGE    AVERAGE
                                       MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY    CREDIT     ORIGINAL
   CREDIT GRADE                         LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS     SCORE      LTV
---------------------                   -----    ----------     ------      -------    -----   ---------     -----     ------
A+(1) ..........................        445     $ 95,502,609      47.75%   $ 214,613    6.388    353.92       728       73.5%
A(1) ...........................        318       63,250,905      31.63      198,902    6.638    351.13       654       75.9
A-(1) ..........................         33        5,547,156       2.77      168,096    6.937    333.75       609       64.9
B(1) ...........................          2          297,233       0.15      148,617    6.914    299.07       619       59.5
Progressive Express(TM)I(2)  ...         78       14,093,865       7.05      180,691    7.070    353.28       725       80.5
Progressive Express(TM)II(2) ...         93       16,246,635       8.12      174,695    7.412    353.28       651       80.6
Progressive Express(TM)III(2) ..         10        1,957,439       0.98      195,744    7.297    336.63       615       78.5
Progressive Express(TM)IV(2) ...          6        1,384,824       0.69      230,804    7.308    329.14       599       64.5
Progressive Express(TM)V(2)  ...          9        1,461,359       0.73      162,373    8.504    359.05       580       69.3
Progressive Express(TM)VI(2) ...          2          259,682       0.13      129,841    8.363    310.62       511       57.0
                                        ---     ------------     ------    ---------    -----    ------       ---       ----
      Total ....................        996     $200,001,706     100.00%   $ 200,805    6.647    351.94       692       75.0%
                                        ===     ============     ======    =========    =====    ======       ===       ====
_________________

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A- and B correspond to Progressive Series I+, I and II, III and III+, and IV respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. All of the mortgage loans acquired in bulk purchases have been placed into the appropriate credit grade. SEE "-UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT.

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

         SEE "--UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.


                                                  PROPERTY TYPES



                                                                                        WEIGHTED
                                                      PERCENTAGE OF                     AVERAGE
                                          AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING   WEIGHTED   WEIGHTED
                               NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO    AVERAGE    AVERAGE
                               MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY    CREDIT     ORIGINAL
 PROPERTY TYPE                  LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS     SCORE      LTV
---------------------           -----    ----------     ------      -------    -----   ---------     -----     ------
Single-Family.......           615     $121,924,259      60.96%     $198,251    6.634%    353.25       688      74.7%
Two-Family..........            92       19,368,096       9.68       210,523    6.686     353.66       694      75.5
De Minimis PUD......            82       15,918,360       7.96       194,126    6.765     340.99       697      78.1
Condominium.........            83       13,101,897       6.55       157,854    6.731     353.47       705      76.6
Planned Unit                                                5                                 9                    3
Development.........            60       13,053,952       6. 3       217,566    6.589     355. 1       686      79.
Four-Family.........            31        9,105,267       4.55       293,718    6.651     350.53       701      67.2
Three-Family........            23        5,847,024       2.92       254,218    6.381     336.55       710      69.5
Highrise                                                    6                                 3                    7
Condominium.........             7        1,250,280       0. 3       178,611    6.640     359. 2       700      74.
Condotel............             1          234,400       0.12       234,400    7.375     360.00       700      80.0
Townhouse...........             2          198,172       0.10        99,086    6.999     358.56       693      71.8
                               ---     ------------     ------      --------    -----     ------       ---      ----
   Total............           996     $200,001,706     100.00%     $200,805    6.647%    351.94       692      75.0%
                               ===     ============     ======      ========    =====     ======       ===      ====



                                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES



                                                                                      WEIGHTED
                                                    PERCENTAGE OF                     AVERAGE
                                        AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING   WEIGHTED   WEIGHTED
                             NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO    AVERAGE    AVERAGE
                             MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY    CREDIT     ORIGINAL
        STATE                 LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS     SCORE      LTV
---------------------         -----    ----------     ------      -------    -----   ---------     -----     ------
Alabama .................         1   $    119,920      0.06%   $ 119,920     7.563   360.00         693     80.0%
Arkansas ................         3        289,133      0.14       96,378     7.216   358.59         652     84.4
Arizona .................        21      3,610,273      1.81      171,918     6.777   355.75         705     82.2
California ..............       306     79,574,973     39.79      260,049     6.311   355.64         704     68.2
Colorado ................        11      2,580,556      1.29      234,596     6.446   356.09         701     78.3
Connecticut .............         5        825,194      0.41      165,039     6.697   358.06         709     86.1
District of Columbia ....         1        114,883      0.06      114,883     5.875   359.00         738     43.4
Delaware ................         3        444,990      0.22      148,330     6.887   358.41         676     75.1
Florida .................       250     38,555,490     19.28      154,222     7.028   349.30         678     79.9
Georgia .................        11      2,355,350      1.18      214,123     6.595   354.51         693     71.9
Hawaii ..................        10      3,205,373      1.60      320,537     6.170   359.32         700     64.8
Illinois ................        33      6,281,787      3.14      190,357     6.999   341.85         671     82.8
Indiana .................         9        989,495      0.49      109,944     6.861   358.66         664     85.4
Iowa ....................         1         59,911      0.03       59,911     7.500   358.00         692     80.0
Kansas ..................         3        259,832      0.13       86,611     7.777   358.62         690     92.0
Kentucky ................         1         69,896      0.03       69,896     7.500   358.00         753     87.5
Louisiana ...............         2        267,375      0.13      133,687     8.318   226.11         606     60.5
Massachusetts ...........         4      1,291,602      0.65      322,901     6.386   358.44         699     73.5
Maryland ................        23      3,996,210      2.00      173,748     6.607   324.08         701     77.2
Michigan ................         4        854,628      0.43      213,657     7.280   307.29         665     81.6
Minnesota ...............         3        389,859      0.19      129,953     6.784   358.18         653     73.3
Missouri ................         5        381,217      0.19       76,243     6.778   278.38         696     76.7
Mississippi .............         1         99,920      0.05       99,920     6.750   360.00         704     80.0
North Carolina ..........        13      1,735,946      0.87      133,534     6.900   358.50         683     83.1
New Jersey ..............        54     12,272,101      6.14      227,261     6.737   356.03         681     74.3
Nevada ..................        21      4,088,097      2.04      194,671     6.984   343.41         682     84.3
New York ................        39     12,511,147      6.26      320,799     6.689   348.57         690     78.6
Ohio ....................        22      2,294,136      1.15      104,279     7.077   358.47         687     87.0
Oklahoma ................         1        343,100      0.17      343,100     6.625   360.00         684     80.0
Oregon ..................        13      1,367,422      0.68      105,186     6.411   358.32         703     75.5
Pennsylvania ............        13      1,464,252      0.73      112,635     7.267   334.76         693     80.9
Rhode Island ............         2        333,561      0.17      166,780     6.716   358.86         718     88.5
South Carolina ..........         6        652,436      0.33      108,739     6.840   338.21         667     86.4
Tennessee ...............         5        646,638      0.32      129,328     7.610   358.67         680     87.0
Texas ...................        34      5,111,457      2.56      150,337     7.160   348.26         683     84.5
Utah ....................         6        740,821      0.37      123,470     6.502   356.33         690     79.7
Virginia ................        38      7,177,347      3.59      188,878     6.888   356.50         675     83.9
Vermont .................         1         86,938      0.04       86,938     6.000   357.00         749     80.0
Washington ..............        14      2,347,126      1.17      167,652     6.651   348.68         685     81.7
West Virginia ...........         1         50,066      0.03       50,066     6.875   358.00         678     85.0
Wisconsin ...............         2        161,250      0.08       80,625     7.206   360.00         655     74.4
                                ---   ------------    ------    ---------     -----   ------         ---     ----
     Total ..............       996   $200,001,706    100.00%   $ 200,805     6.647   351.94         692     75.0%
                                ===   ============    ======    =========     =====   ======         ===     ====



         No more than approximately 0.78% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) will be secured by mortgaged properties located in any one zip code.


                              DEBT TO INCOME RATIO



                                                                                      WEIGHTED
                                                    PERCENTAGE OF                     AVERAGE
                                        AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING   WEIGHTED   WEIGHTED
                             NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO    AVERAGE    AVERAGE
                             MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY    CREDIT     ORIGINAL
  DESCRIPTION (%)             LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS     SCORE      LTV
---------------------         -----    ----------     ------      -------    -----   ---------     -----     ------
0.01 - 5.00.............          1     $   270,000             0.13% $270,000           5.875%   360.00      776         60.0%
5.01 - 10.00............          2         333,943             0.17   166,971           6.477    359.80      711         72.0
10.01 - 15.00...........          8       1,825,422             0.91   228,178           6.336    359.54      719         67.5
15.01 - 20.00...........         15       2,942,792             1.47   196,186           6.564    338.78      707         63.4
20.01 - 25.00...........         30       7,150,419             3.58   238,347           6.615    346.06      693         70.6
25.01 - 30.00...........         58      10,798,849             5.40   186,187           6.625    350.06      695         70.9
30.01 - 35.00...........         92      20,155,088            10.08   219,077           6.377    349.47      690         70.8
35.01 - 40.00...........        122      29,814,948            14.91   244,385           6.415    353.89      700         73.5
40.01 - 45.00...........        130      27,839,833            13.92   214,153           6.432    354.08      693         76.0
45.01 - 50.00...........        107      22,477,734            11.24   210,072           6.521    353.80      692         74.9
50.01 - 55.00...........         28       5,539,519             2.77   197,840           6.320    353.16      711         64.3
Greater than 55.00......          1          82,498             0.04    82,498           6.500    356.00      719         90.0
Not Required............        402      70,770,661            35.39   176,046           6.995    351.46      683         79.1
                                ---    ------------           ------  --------           -----    ------      ---         ----
     Total..............        996    $200,001,706           100.00% $200,805           6.647%   351.94      692         75.0%
                                ===    ============           ======  ========           =====    ======      ===         ====


         As of the Cut-off Date, the weighted average debt to income ratio of the mortgage loans will be approximately 37.69% per annum.

                                                PREPAYMENT PENALTY



                                                                                      WEIGHTED
                                                    PERCENTAGE OF                     AVERAGE
                                        AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING WEIGHTED   WEIGHTED
                             NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO  AVERAGE    AVERAGE
                             MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY  CREDIT     ORIGINAL
NUMBER OF MONTHS              LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS   SCORE      LTV
---------------------         -----    ----------     ------      -------    -----   ---------   -----     ------
0.......................        369  $  78,617,071      39.31%  $213,054     6.572%    351.87     693        76.4%
6.......................          4        546,362       0.27    136,590     7.171     345.32     662        48.5
7.......................          1        247,481       0.12    247,481     5.750     358.00     687        79.5
12......................         60     13,229,556       6.61    220,493     6.737     346.98     706        74.6
24......................         57      8,972,907       4.49    157,419     6.584     345.23     698        71.7
36......................        160     31,477,757      15.74    196,736     6.715     353.83     681        72.4
60......................        345     66,910,573      33.46    193,944     6.695     353.05     691        75.3
                                ---   ------------     ------   --------     -----     ------     ---        ----
     Total..............        996   $200,001,706     100.00%  $200,805     6.647%    351.94     692        75.0%
                                ===   ============     ======   ========     =====     ======     ===        ====


                                      MONTHS REMAINING TO SCHEDULED MATURITY


                                                                                 WEIGHTED
                                               PERCENTAGE OF                     AVERAGE
                                   AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING WEIGHTED   WEIGHTED
                        NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO  AVERAGE    AVERAGE
                        MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY  CREDIT     ORIGINAL
 RANGE OF MONTHS         LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS   SCORE      LTV
---------------------    -----    ----------     ------      -------    -----   ---------   -----     ------
121-180..............       49   $  7,311,655      3.66%    $149,217     6.526%    178.30     666       69.3%
181-240..............        3        547,073      0.27      182,358     6.176     239.21     723       81.4
241-300..............        1        365,492      0.18      365,492     6.250     299.00     622       55.9
301-360..............      943    191,777,487     95.89      203,370     6.654     358.98     693       75.2
                           ---   ------------    ------     --------     -----     ------     ---       ----
     Total...........      996   $200,001,706    100.00%    $200,805     6.647%    351.94     692       75.0%
                           ===   ============    ======     ========     =====     ======     ===       ====


         As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the mortgage loans will be approximately 352 months.






                                                   CREDIT SCORES


                                                                                 WEIGHTED
                                               PERCENTAGE OF                     AVERAGE
                                   AGGREGATE   CUT-OFF DATE            WEIGHTED  REMAINING WEIGHTED   WEIGHTED
                        NUMBER OF    UNPAID       AGGREGATE             AVERAGE   TERM TO  AVERAGE    AVERAGE
   RANGE OF             MORTGAGE   PRINCIPAL     PRINCIPAL   AVERAGE    GROSS    MATURITY  CREDIT     ORIGINAL
 CREDIT SCORES           LOANS     BALANCE       BALANCE     BALANCE     WAC    IN MONTHS   SCORE      LTV
---------------------    -----    ----------     ------      -------    -----   ---------   -----     ------
Not Required.......        2    $   626,702       0.31%     $313,351     6.710%    359.00     N/A       71.9%
Greater than 820...        1        103,312        0.05      103,312     6.500     358.00     821       79.6
801 - 820..........        5        916,126        0.46      183,225     6.375     359.55     810       76.2
781 - 800..........       33      6,636,244        3.32      201,098     6.464     359.24     791       73.5
761 - 780..........       52     11,614,437        5.81      223,355     6.317     348.62     771       73.5
741 - 760..........       80     19,269,659        9.63      240,871     6.382     358.43     750       73.7
721 - 740..........      100     20,006,360       10.00      200,064     6.423     354.74     731       76.3
701 - 720..........      118     24,490,339       12.25      207,545     6.507     350.11     709       71.5
681 - 700..........      138     27,417,681       13.71      198,679     6.611     353.66     690       76.2
661 - 680..........      152     30,219,057       15.11      198,810     6.823     353.83     670       76.4
641 - 660..........      146     27,276,415       13.64      186,825     6.703     352.01     651       75.8
621 - 640..........      104     19,860,986        9.93      190,971     6.915     347.46     630       79.5
601 - 620..........       43      8,116,223        4.06      188,749     7.058     345.74     613       72.3
581 - 600..........       14      2,141,716        1.07      152,980     7.246     303.49     593       55.1
561 - 580..........        4        439,601        0.22      109,900     8.169     318.66     570       78.3
541 - 560..........        2        607,167        0.30      303,584     9.056     359.00     558       71.1
501 - 520..........        1        189,885        0.09      189,885     8.500     359.00     515       58.5
500 or less........        1         69,798        0.03       69,798     7.990     179.00     500       53.0
                         ---   ------------      ------     --------     -----     ------     ---       ----
     Total.........      996   $200,001,706      100.00%    $200,805     6.647%    351.94     692       75.0%
                         ===   ============      ======     ========     =====     ======     ===       ====


         As of the Cut-off Date, the weighted average credit score of the mortgage loans will be approximately 692.



                                                   LOAN PURPOSES


                                                                                  WEIGHTED
                                               PERCENTAGE OF                      AVERAGE
                                  AGGREGATE    CUT-OFF DATE             WEIGHTED  REMAINING  WEIGHTED    WEIGHTED
                    NUMBER OF      UNPAID        AGGREGATE              AVERAGE   TERM TO     AVERAGE    AVERAGE
                    MORTGAGE      PRINCIPAL      PRINCIPAL   AVERAGE     GROSS    MATURITY    CREDIT     ORIGINAL
    LOAN PURPOSE      LOANS        BALANCE        BALANCE    BALANCE      WAC    IN MONTHS     SCORE       LTV
-------------------   -----    -------------      ------     --------    -----   ---------     -----      ------
Cash-Out Refinance       427    $  90,076,166       45.04%  $210,951    6.503%     350.02      682         68.5%
Purchase..........       464       85,759,040       42.88    184,826    6.883      356.41      701         83.2
Rate and Term                                                                                                 4
Refinance.........       105       24,166,500       12.08    230,157    6.348      343.21      695         70.
                         ---     ------------      ------   --------    -----      ------      ---         ----
   Total..........       996     $200,001,706      100.00%  $200,805    6.647%     351.94      692         75.0%
                         ===     ============      ======   ========    =====      ======      ===         ====


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.